SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: JULY 17, 2001



                               SOURCE MEDIA, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                      0-21894                 13-3700438
(State or other jurisdiction of      (Commission File           (IRS Employer
incorporation or organization)           Number)             Identification No.)

                                     5400 LBJ FREEWAY
                                         SUITE 680
                                    DALLAS, TEXAS 75240
                         (Address of principal executive offices)


                       Registrant's telephone number: (972) 701-5400

ITEM 5. OTHER EVENTS.

     On July 17, 2001, Source Media, Inc. announced in a press release that it was suspending payment of the quarterly dividend on its 13 1/2% Senior Payment-in-Kind Preferred Stock scheduled to be paid on August 1, 2001. A copy of such press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

EXHIBIT NO. DESCRIPTION

   99.1              Press release dated July 17, 2001


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SOURCE MEDIA, INC.
                                          (Registrant)



Date: July 17, 2001                  By:   /S/ STEPHEN W. PALLEY
                                         ----------------------------
                                           Stephen W. Palley
                                           President and Chief Executive Officer

                                                                    Exhibit 99.1

                 SOURCE MEDIA PREFERRED STOCK DIVIDEND SUSPENDED

                    COMPANY EXAMINING STRATEGIC ALTERNATIVES

DALLAS, JULY 17, 2001 - Source Media, Inc. (OTC Bulletin Board: SRCM), a leading provider of interactive digital cable TV applications and audio and text applications for all digital media platforms, announced today that it would suspend payment of the quarterly dividend on its 13 1/2% Senior Payment-in-Kind Preferred Stock scheduled to be paid on August 1, 2001. As provided by the terms of the PIK Preferred Stock, unpaid dividends will continue to accrue until paid. Source Media is taking this action in light of its obligations to holders of its 12% Senior Secured Notes and its ongoing restructuring efforts.

Source Media also announced the suspension of its Employee Stock Purchase Plan in connection with its ongoing restructuring efforts and due to excessive costs in administering the plan.

Source Media is continuing to analyze its strategic alternatives and options, in cooperation with the holders of the Notes. Source Media is continuing to operate its business as usual.

Source Media is a leader in the development, production and distribution of new media content. Source Media's interactive TV business is conducted through SourceSuite LLC, a 50/50 joint venture with Insight Communications, which is managed by Source Media. SourceSuite's products are SourceGuide, an interactive program guide and LocalSource, a local interactive programming service. Source Media's IT Network is the leading creator of private label audio and text content. This content is designed for universal distribution and access across all platforms, including voice portals, wireless and wireline telephone, Internet and digital cable television. For further information, please visit our website at www.sourcemedia.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS ABOUT CONFIDENCE AND STRATEGIES AND PLANS AND EXPECTATIONS ABOUT NEW AND EXISTING PRODUCTS, SERVICES, TECHNOLOGIES AND OPPORTUNITIES, INDUSTRY GROWTH, DEMAND, AND ACCEPTANCE OF NEW AND EXISTING PRODUCTS, AND RETURNS ON INVESTMENTS IN PRODUCTS AND MARKETS ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD SIGNIFICANTLY IMPACT THE COMPANIES. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM CURRENT EXPECTATIONS.


                                     # # #


CONTACT:    Benjamin J. Douek, Chief Financial Officer
            972-701-5401
            972-701-5566 - Facsimile
            bjdouek@srcm.com